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                                                                    EXHIBIT 10.D


                             CONTRIBUTION AGREEMENT


            CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 27, 1999, among Conseco, Inc., an Indiana corporation ("Conseco"), CIHC, Incorporated, a Delaware corporation ("CIHC"), Conseco Finance Corp., a Delaware corporation ("Conseco Finance"), and CFIHC, Inc., a Delaware corporation ("Holding").


                              PRELIMINARY STATEMENT

            WHEREAS, Conseco is the owner, beneficially and of record, of all of the issued and outstanding capital stock of Conseco Finance and CIHC and will receive substantial benefit from the transactions contemplated hereby;

            WHEREAS, Conseco Finance is the owner, beneficially and of record, of all of the issued and outstanding capital stock of Holding and will receive substantial benefit from the transactions contemplated hereby;

            WHEREAS, Conseco and CIHC each desires to convey to Conseco Finance certain assets, and Conseco Finance desires to receive from each such party these certain assets, in an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended (the "Code") subject to all of the terms and conditions set forth herein;

            WHEREAS, Conseco Finance desires to issue common stock to Conseco and CIHC;

            WHEREAS, Conseco Finance desires to contribute, immediately after the contribution of the assets from Conseco and CIHC to Conseco Finance, such assets to Holding as a contribution to the capital of Holdings; and

            WHEREAS, Holding desires to receive such contribution from Conseco Finance.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed among Conseco, CIHC, Conseco Finance and Holding as follows:

                                    ARTICLE I

                                  CONTRIBUTION
                                  ------------

            1.1. Conseco's Contribution. Upon the terms of this Agreement and in consideration for the Conseco Finance Stock (as hereinafter defined) issued pursuant to Article II, at the First Closing (as hereinafter defined), Conseco shall contribute, transfer, assign, convey and deliver to Conseco Finance, and Conseco Finance shall acquire from Conseco, all right, title and

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interest of Conseco in, to and under the assets listed on Annex I hereto (herein collectively called the "Contributed Conseco Assets").


            1.2. CIHC's Contribution. Upon the terms of this Agreement and in consideration for the Conseco Finance Stock issued pursuant to Article II, at the First Closing, CIHC shall contribute, transfer, assign, convey and deliver to Conseco Finance, and Conseco Finance shall acquire from CIHC, all right, title and interest of CIHC in, to and under the assets listed on Annex II hereto (herein collectively called the "Contributed CIHC Assets").


            1.3. Conseco Finance's Contribution. Upon the terms of this Agreement, at the Second Closing (as hereinafter defined), CIHC shall contribute, transfer, assign, convey and deliver to Holding, and Holding shall acquire from Conseco Finance, all right, title and interest of Conseco Finance in, to and under the Contributed Conseco Assets and the Contributed CIHC Assets.



                                   ARTICLE II

                        ISSUANCE OF CONSECO FINANCE STOCK
                        ---------------------------------

            2.1. Stock Issuance to Conseco. Subject to the terms of this Agreement, at the First Closing, Conseco Finance shall issue to Conseco, in consideration for the assets contributed pursuant to Article I by Conseco, 1.5 validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of Conseco Finance ("Conseco Finance Stock").


            2.2. Stock Issuance to CIHC. Subject to the terms of this Agreement, at the First Closing, Conseco Finance shall issue to CIHC, in consideration for the assets contributed pursuant to Article I by CIHC, 3.6 validly issued, fully paid and nonassessable shares of Conseco Finance Stock.



                                   ARTICLE III

                                     CLOSING
                                     -------

            3.1. Closings. The closing (the "First Closing") of the transfer of the Contributed Conseco Assets and Contributed CIHC Assets to Conseco Finance shall be consummated at 3:00 P.M., local time, on December 27, 1999 at the offices of Conseco, Carmel, Indiana, or at such other place or at such other time as shall be agreed upon by Conseco, CIHC, Conseco Finance and Holding. The closing (the "Second Closing" and, together with the First Closing, the "Closings") of the transfer of the Contributed Conseco Assets and the Contributed CIHC Assets to Holding shall be consummated immediately after the First Closing at the offices of Conseco, Carmel, Indiana or at such other place as the First Closing occurs.

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            3.2. Conseco's Deliveries. At the First Closing, Conseco shall deliver to Conseco Finance (a) an Instrument of Contribution duly executed by Conseco and (b) such other instruments of transfer or conveyance as Conseco Finance may reasonably request or as may be otherwise necessary to evidence or effect the assignment, transfer, conveyance and delivery of the Contributed Conseco Assets to Conseco Finance. In addition to the foregoing deliveries, Conseco shall take all steps and actions as Conseco Finance may reasonably request or as may otherwise be necessary to put Conseco Finance in actual possession or control of the Contributed Conseco Assets.

            3.3. CIHC's Deliveries. At the First Closing, CIHC shall deliver to Conseco Finance (a) an Instrument of Contribution duly executed by CIHC and (b) such other instruments of transfer or conveyance as Conseco Finance may reasonably request or as may be otherwise necessary to evidence and effect the assignment, transfer, conveyance and delivery of the Contributed CIHC Assets to Conseco Finance. In addition to the foregoing deliveries, CIHC shall take all steps and actions as Conseco Finance may reasonably request or as may otherwise be necessary to put Conseco Finance in actual possession or control of the Contributed CIHC Assets.

            3.4. Conseco Finance's Deliveries. (a) At the First Closing, Conseco Finance shall deliver

                  (i) to Conseco, a certificate representing 1.5 shares of
            Conseco Finance Stock duly registered in the name of Conseco;

                  (ii) to CIHC, a certificate representing 3.6 shares of Conseco
            Finance Stock, duly registered in the name of CIHC; and

     (b) At the Second Closing, Conseco Finance shall deliver to Holding (a) an Instrument of Contribution duly executed by Conseco Finance and (b) such other instruments of transfer or conveyance as Holding may reasonably request or as may be otherwise necessary to evidence and effect the assignment, transfer, conveyance and delivery of the Contributed Conseco Assets and the Contributed CIHC Assets to Holding. In addition to the foregoing deliveries, Conseco Finance shall take all steps and actions as Holding may reasonably request or as may otherwise be necessary to put Holding in actual possession or control of the Contributed Conseco Assets and the Contributed CIHC Assets.




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                                   ARTICLE IV

                               GENERAL PROVISIONS
                               ------------------

            4.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. The successors and assigns hereunder shall include, without limitation, any successor in interest to any assignee or any subsequent assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise). Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity other than the parties and successors and assigns permitted by this Section 4.1 any right, remedy or claim under or by reason of this Agreement.

            4.2. Entire Agreement; Amendments. This Agreement and the Exhibits and Annexes referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

            4.3. Interpretation. Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Exhibits and Annexes referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

            4.4. Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

            4.5. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of Conseco, CIHC, Conseco Finance and Holding.


            4.6. Further Assurances. At the First Closing or Second Closing, as applicable, Conseco, CIHC and Conseco Finance shall (i) deliver to Conseco Finance or Holding, as applicable, such other bills of sale, deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably satisfactory to Conseco Finance or Holding, as Conseco Finance or Holding may reasonably request or as may be otherwise reasonably necessary to vest in Conseco Finance or Holding, as the case may be, all the right, title and interest of Conseco, CIHC and Conseco Finance in, to or under any or all of the Contributed Conseco Assets and the

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Contributed CIHC Assets and (ii) take all steps as may be reasonably necessary to put Conseco Finance or Holding, as applicable, in actual possession and control of all the Contributed Conseco Assets and the Contributed CIHC Assets. From time to time following the Closings, Conseco, CIHC and Conseco Finance shall execute and deliver, or cause to be executed and delivered, to Conseco Finance or Holding, as the case may be, such other instruments of conveyance and transfer as Conseco Finance or Holding may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, Holding and put Holding in possession of, any part of the Contributed Conseco Assets and the Contributed CIHC Assets.

            4.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Indiana.



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            IN WITNESS WHEREOF, the parties hereto have caused this Contribution
Agreement to be executed as of the day and year first above written.


                                CONSECO, INC.


                                  By:  /s/ Thomas J. Kilian
                                       --------------------------------
                                Name:  Thomas J. Kilian
                                Title: Executive Vice President


                               CIHC, INCORPORATED


                                  By:  /s/ David A. Hill
                                       --------------------------------
                               Name: David A. Hill
                              Title: Vice President


                                CONSECO FINANCE CORP.


                                  By:  /s/ Thomas J. Kilian
                                       --------------------------------
                                Name:  Thomas J. Kilian
                                Title: President


                                CFIHC, INC.


                                  By:  /s/ David A. Hill
                                       --------------------------------
                               Name: David A. Hill
                                Title: President



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                                     ANNEX I

(i) 100 shares of the common stock, no par value per share, of Conseco Private Capital Group Inc., an Indiana corporation, constituting all of the issued and outstanding stock of such corporation.

(ii) 100 shares of the common stock, no par value per share, of Conseco Mortgage Capital, Inc., a Delaware corporation, constituting all of the issued and outstanding stock of such corporation.

(iii) 3,000 shares of the common stock, no par value per share, of Marketing Distribution Systems Consulting Group, Inc., a Delaware corporation, constituting all of the issued and outstanding stock of such corporation.

(iv) All of its beneficial interest in the Floating Rate Certificates in the aggregate stated amount of $3,219,000 in the Brickyard Loan Trust, a business trust formed under the laws of Delaware pursuant to the Trust Agreement dated as of March 31, 1998 among Conseco, Inc. and Life Re Corporation, as Initial Certificate owners, and Chase Manhattan Bank Delaware, as Trustee.

(v) All of its membership interest in Official Starter, LLC, a Delaware limited liability company pursuant to an Operating Agreement dated July 28, 1999, constituting a 15.08% membership interest in such limited liability company.

(vi)   Promissory Note dated December 23, 1999 of Consumer Acceptance
       Corporation.



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                                    ANNEX II

(i) 100 shares of the common stock, par value $0.001 per share, of Conseco Global Investments, Inc., a Delaware corporation, constituting all of the issued and outstanding stock of such corporation.

(ii) All right, title and interest to the proceeds from the sale of certain real estate by CNC Real Estate Inc., a Delaware corporation.

(iii) 1,000 shares of the common stock, par value $1.00 per share, of Performance Matters Associates, Inc., a Delaware corporation, constituting all of the issued and outstanding stock of such corporation.

(iv) Replacement Promissory Note dated December 9, 1999 of Consumer Acceptance Corporation.

(v) 12% Subordinated Convertible Replacement Note dated April 20, 1998 of Consumer Acceptance Corporation in the amount of $3,250,000.

(vi) 12% Subordinated Convertible Replacement Note dated April 20, 1999 of Consumer Acceptance Corporation in the amount of $1,500,000.

(vii) Subordinated Convertible Note dated April 11, 1997 of Consumer Acceptance Corporation in the amount of $10,000,000.

(viii) Subordinated Convertible Debenture dated September 12, 1996 of NAL Financial Group, Inc in the amount of $2,250,000.

(ix) Subordinated Convertible Debenture dated September 12, 1996 of NAL Financial Group, Inc in the amount of $2,750,000.

(x) 9% Subordinated Convertible Debenture dated November 30, 1995 of NAL Financial Group, Inc in the amount of $1,250,000.

(xi) 9% Subordinated Convertible Debenture dated July 14, 1995 of NAL Financial Group, Inc in the amount of $1,000,000.

(xii) 9% Subordinated Convertible Debenture dated July 28, 1995 of NAL Financial Group, Inc in the amount of $1,000,000.

(xiii) 9% Subordinated Convertible Debenture dated August 22, 1995 of NAL Financial Group, Inc in the amount of $1,000,000.

(xiv) 9% Subordinated Convertible Debenture dated July 29, 1996 of NAL Financial Group, Inc in the amount of $2,500,000.


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(xv)     Federal National Mortgage Association Pool #00708 (cusip #31362TWJ8) in the original face amount of $13,092,291.

(xvi) All of its beneficial interest in the Junior Certificate in the stated amount of $4,608,000 in the Loan Finance Investment Trust 98-1, a business trust formed under the laws of Delaware pursuant to the Trust Agreement dated as of December 11, 1998 by and amount BSCSIX, Inc., as Depositor, The Bank of New York, as Trustee, and the Bank of New York (Delaware), as Delaware Trustee, as amended.

(xvii) All of its beneficial interest in the Junior Certificate in the stated amount of $5,996,000 in the Allison Collateral Trust, a business trust formed under the laws of Delaware pursuant to the Trust Agreement dated as of December 11, 1998 by and amount BSCSIX, Inc., as Depositor, The Bank of New York, as Trustee, and the Bank of New York (Delaware), as Delaware Trustee, as amended.

(xviii) All of its beneficial interest in the Junior Certificate in the stated amount of $5,540,000 in the Zenith Strategic Income Trust, a business trust formed under the laws of Delaware pursuant to the Trust Agreement dated as of December 11, 1998 by and amount BSCSIX, Inc., as Depositor, The Bank of New York, as Trustee, and the Bank of New York (Delaware), as Delaware Trustee, as amended.

(xix) All of its beneficial interest in the Participation Agreement dated December 22, 1998 between CIHC and Conseco Finance Servicing Corporation (formerly Green Tree Financial Servicing Corporation) relating to a note from Environmental Systems.



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